                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K/A
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 March 30, 1999

                    BARRISTER INFORMATION SYSTEMS CORPORATION
             (Exact name of Registrant as specified in its charter)

        Delaware                         0-14063                  16-1176561
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation)                                               Identification No.)

465 Main Street, Buffalo, New York                                14203
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code  (716) 845-5010

                                 Not Applicable
         --------------------------------------------------------------
         Former name or former address , if changed since last report.)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

      The following financial information is being filed to satisfy the financial statement requirements for the Form 8-K filed January 29, 1999.

      (a)   Financial Statements for Business Acquired

      Consolidated financial statements of Icon Technology LLC as of and for the years ended December 31, 1998 and 1997, together with Independent Auditors' Report.

                               Icon Technology LLC
                                 Balance Sheets
                           December 31, 1998 and 1997
                                 (In thousands)

                                                                1998        1997
                                                                ----        ----
ASSETS

Cash                                                            $ 13       $  1
Accounts receivable                                               72         95
Prepaid expenses                                                   3         --
                                                                ----       ----
     Total current assets                                         88         96
                                                                ----       ----

Computer and other equipment                                      40         --
Less accumulated depreciation                                      8         --
                                                                ----       ----
     Net computer and other equipment                             32         --
                                                                ----       ----

Other assets                                                       2         --
                                                                ----       ----

Total assets                                                    $122       $ 96
                                                                ====       ====

LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable                                                $ 35       $ 96
Customer advances                                                 26         --
                                                                ----       ----
     Total current liabilities                                    61         96
                                                                ----       ----

Capital                                                            7          4
Accumulated earnings (deficit)                                    54         (4)
                                                                ----       ----
     Total shareholders' equity                                   61         --
                                                                ----       ----

Total liabilities and shareholders' equity                      $122       $ 96
                                                                ====       ====

See accompanying notes to financial statements.

                               Icon Technology LLC
                            Statements of Operations
                                 (In thousands)

                                                          Year ended December 31
                                                          ----------------------
                                                            1998            1997
                                                            ----            ----
Product Sales                                             $   60         $   --
Services                                                   1,026            866
                                                          ------         ------

  Total revenues                                           1,086            866
                                                          ------         ------
Cost of product sales                                         12             --
Cost of services                                           1,018            874
                                                          ------         ------
   Total expenses                                          1,030            874
                                                          ------         ------

Earnings (loss) from operations                               56             (8)

Interest income                                                2             --
                                                          ------         ------

Net earnings (loss)                                       $   58         $   (8)
                                                          ======         ======

See accompanying notes to financial statements.

                               Icon Technology LLC
                       Statements of Shareholders' Equity
                                 (In thousands)

                                                                   Accumulated
                                                       Members'     Earnings
                                                       Capital      (Deficit)
                                                       -------      ---------
Balance, January 1, 1997                                 $  2         $  4

Net loss                                                                (8)
Capital contributed                                         2
                                                         ----         ----

Balance, December 31, 1997                                  4           (4)

Net earnings                                                            58
Capital contributed                                         3
                                                         ----         ----

Balance, December 31, 1998                               $  7         $ 54
                                                         ====         ====

See accompanying notes to financial statements.

                               Icon Technology LLC
                            Statements of Cash Flows
                                 (In thousands)

                                                          Year Ended December 31
                                                          ----------------------
                                                              1998     1997
                                                              ----     ----
Cash flows from operating activities:
     Net earnings (loss)                                      $ 58     $ (8)
     Adjustments to reconcile net earnings (loss) to net
        cash provided (used) by operating activities:
         Depreciation                                            8       --
         Changes in current assets and liabilities:
            Accounts receivable                                 23      (74)
            Prepaid expenses                                    (3)      --
            Accounts payable                                   (61)      76
            Customer advances                                   26       --
                                                              ----     ----
              Net cash provided (used) by operating
                activities                                      51       (6)
                                                              ----     ----

Cash flows from investing activities:
     Additions to computer and other equipment                 (40)      --
     Other                                                      (2)      --
                                                              ----     ----
              Net cash used by investing activities            (42)      --
                                                              ----     ----

Cash flows from financing activities:
         Proceeds from capital transactions                      3        2
                                                              ----     ----
              Net cash provided by financing activities          3        2
                                                              ----     ----
Net increase (decrease) in cash                                 12       (4)
Cash at beginning of year                                        1        5
                                                              ----     ----
Cash at end of year                                           $ 13     $  1
                                                              ====     ====

See accompanying notes to financial statements.

Notes to Financial Statements
December 31, 1998 and 1997

(1)   Summary of Significant Accounting Policies

      (a) Nature of Organization - Icon Technology, LLC (the "Company") is a limited liability company engaged in the business of providing computer related consulting services primarily to the legal market. The Company is also a developer and seller of a software product called LegalHouse. A typical software transaction will consist of an initial license fee for the delivery of the software and separately priced fees for software conversion, installation, training and any customer programming.

      (b) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      (c) Revenue Recognition - Product sales consist of LegalHouse licensing fees. Software license revenue is recognized upon delivery of the software product to the customer, unless the Company has significant related obligations remaining or the probability of collection is in doubt. When obligations remain after delivery, revenue is recognized when such obligations are no longer significant.

            Services revenues include consulting services and services associated with LegalHouse sales, such as system conversions, installation, training and custom programming. Service revenue, which is priced separately from the software license, is recognized as the service is provided.

            The American Institute of Certified Public Accountants' Accounting Standards Executive Committee (AcSEC) has issued Statements of Position (SOP) 97-2 "Software Revenue Recognition" and 98-9 "Modification of SOP 97-2, Software Revenue Recognition, with Respect to Certain Transactions." The Company has adopted SOP 97-2 which specifies the accounting requirements for software revenue recognition, including the methods used to allocate revenues among elements (licensing, support, services, etc.) in a multiple-element software arrangement. The Company is presently reviewing the impact, if any, of SOP 98-9 on revenue recognition.

      (d) Equipment and Leasehold Improvements - Depreciation is recorded on the double-declining method based on the estimated useful lives of the assets. Computer and other equipment are depreciated over estimated useful lives of five years.

(2)   Cost of Services

      Included in the cost of services are payments to the owners of $614,000 and $570,000 for the years ended December 31, 1998, and 1997, respectively.

(3)   Income Taxes

      The Company operated as a partnership in 1997 and as a limited liability company in 1998. The Company elected to be taxed as a partnership on the cash basis. Therefore no income taxes are included in the financial statements.

(4)   Lease Commitment

      The Company conducts its operations from a leased facility. The lease runs for a one year period beginning July 1, 1998, at a monthly cost of $1,644. It is expected that in the normal course of business, this lease will be renewed or replaced.

(5)   Major Customers

      Sales to the Company's largest customer accounted for 55% and 90% of total revenues for 1998 and 1997 respectively. Sales to another customer were 34% of total revenues for 1998, with no sales to this customer in 1997.

(6)   Subsequent Event

      On January 15, 1999, the Company exchanged substantially all its assets for 2,500 shares of preferred stock of Barrister Information Systems Corporation, which will be converted into 2,500,000 shares of common stock after shareholder approval at the next annual meeting. Barrister develops and licenses software for professional organizations and provides computer equipment maintenance services to its clients.

                          Independent Auditors' Report

The Members of
Icon Technology LLC:

We have audited the accompanying balance sheets of Icon Technology LLC as of December 31, 1998 and 1997, and the related statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Icon Technology LLC as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/  KPMG LLP
Buffalo, New York
March 12, 1999

      (b)   Pro Forma Financial Information

            The following Unaudited Pro Forma Condensed Consolidated Balance Sheet and the Unaudited Pro Forma Condensed Consolidated Statements of Operations give effect to the acquisition of Icon Technology LLC ("Icon") by the registrant, Barrister Information Systems Corporation (the "Company") as if the acquisition, as further described below, had occurred on December 25, 1998, for the Unaudited Pro Forma Condensed Consolidated Balance Sheet, April 1, 1997, for the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended March 31, 1998, and April 1, 1998 for the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine month period ended December 25, 1998.

            The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or future results of operations or results that might have been achieved if the foregoing transaction had been consummated as of the indicated dates. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the related notes thereto and the Company's historical financial statements in its Annual Report on Form 10-K for the fiscal year ended March 31, 1998, and its Quarterly Report on Form 10-Q for the nine month period ended December 25, 1998, filed with the Securities and Exchange Commission.

            The unaudited pro forma condensed consolidated financial statements, presented below, incorporate the following transaction based on a preliminary allocation of the purchase price. On January 15, 1999, the Company acquired the assets of Icon, a privately held software development and consulting company for 2,500 shares of preferred stock which will be converted into 2,500,000 shares of common stock after shareholder approval at the next annual meeting. The Company will account for the acquisition as a purchase, with the purchase price being determined by taking an average of the market price of the Company's common stock three days before and after January 15, 1999, and then applying a discount based primarily on certain restrictions associated with the resale of the common shares. Assets acquired and liabilities assumed will be recorded at their estimated fair values at the date of acquisition. The excess of the purchase price over the fair value of tangible and intangible net assets acquired will be recorded as goodwill and amortized over a period of 7 years.

                    Barrister Information Systems Corporation
                             and Icon Technology LLC
                               Unaudited Pro Forma
                 Condensed Consolidated Statements of Operations
                        For the Year Ended March 31, 1998
                      (In thousands, except per share data)

                                  Barrister
                                 Information      Icon
                                   Systems    Technology LLC
                                 Corporation   For the Year                        Combined
                                 For the Year     Ended        Unaudited           Unaudited
                                 Ended March   December 31,    Pro Forma    Note   Pro Forma
                                   31, 1998       1997        Adjustments   Ref.   Statements
                                  ---------     ---------      ---------    ----   ---------
Revenues:
     Product sales               $    1,927    $        -     $        -          $    1,927
     Services                        15,138           866              -              16,004
                                  ---------     ---------      ---------           ---------
         Total revenues              17,065           866              -              17,931
                                  ---------     ---------      ---------           ---------

Costs and expenses:
     Cost of product sales              392             -                                392
     Cost of services                11,657           873          (235)    (3)       12,295
                                  ---------     ---------      ---------           ---------
         Total cost of revenues      12,049           873          (235)              12,687

     Selling, general and
        administrative expenses       4,023             -           203     (2)        4,226
     Product development and
        engineering                     779             -                                779
                                  ---------     ---------      ---------           ---------
         Total costs and expenses    16,851           873           (32)              17,692
                                  ---------     ---------      ---------           ---------

Operating earnings (loss)               214            (7)           32                  239

Interest expense                        191             -                                191
                                  ---------     ---------      ---------           ---------

Net earnings (loss)              $       23    $       (7)    $      32           $       48
                                  =========     =========      =========           =========


Net earnings per common share:
       Basic                     $     0.00                                      $      0.00
                                  =========                                        =========

       Diluted                   $     0.00                                      $      0.00
                                  =========                                        =========

Weighted average number of
common shares outstanding:
      Basic                           8,207                                 (1)       10,707
                                  =========                                        =========

      Diluted                         8,478                                           10,978
                                  =========                                        =========

      See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

                    Barrister Information Systems Corporation
                             and Icon Technology LLC
                               Unaudited Pro Forma
                 Condensed Consolidated Statements of Operations
                  For the Nine Months Ended December 25 , 1998
                      (In thousands, except per share data)

                                   Barrister
                                  Information
                                    Systems
                                  Corporation      Icon
                                 For the Nine Technology LLC
                                    Months     For the Nine                        Combined
                                     Ended     Months Ended    Unaudited         Unaudited Pro
                                 December 25,  September 30,   Pro Forma   Note     Forma
                                     1998          1998       Adjustments  Ref.   Statements
                                  ---------     ---------      ---------   ----   ---------
Revenues:
     Product sales               $    1,576    $       30     $        -         $    1,606
     Services                         9,594           777                            10,371
                                  ---------     ---------      ---------          ---------
         Total revenues              11,170           807              -             11,977
                                  ---------     ---------      ---------          ---------

Costs and expenses:
     Cost of product sales              324             6                               330
     Cost of services                 7,407           744           (87)   (3)        8,064
                                  ---------     ---------      ---------          ---------
         Total cost of revenues       7,731           750           (87)              8,394

     Selling, general and
        administrative expenses       2,625             -           152    (2)        2,777
     Product development and
        engineering                     456             -                               456
                                  ---------     ---------      ---------          ---------
         Total costs and expenses    10,812           750            65              11,627
                                  ---------     ---------      ---------          ---------

Operating earnings                      358            57           (65)                350

Interest expense                        146             -                               146
                                  ---------     ---------      ---------          ---------

Net earnings                     $      212    $       57     $     (65)         $      204
                                  =========     =========      =========          =========

Net earnings per common share:
       Basic                     $     0.03                                     $      0.02
                                  =========                                       =========

       Diluted                   $     0.03                                     $      0.02
                                  =========                                       =========

Weighted average number of
 Common shares outstanding:
      Basic                           8,224                                (1)       10,724
                                  =========                                       =========

      Diluted                         8,445                                          10,945
                                  =========                                       =========

      See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

                    Barrister Information Systems Corporation
                             and Icon Technology LLC
                               Unaudited Pro Forma
                      Condensed Consolidated Balance Sheet
                                 (In thousands)

                                         Barrister          Icon
                                        Information      Technology
                                          Systems           LLC                           Combined
                                        Corporation      September    Unaudited           Unaudited
                                        December 25,        30,       Pro Forma   Note    Pro Forma
                                            1998            1998     Adjustments  Ref.    Statements
                                          --------        --------    ---------   ----     --------
            ASSETS
Cash                                     $     159       $      76    $    (8)     (5)     $    227
Accounts receivable                          2,534             111                            2,645
Inventories                                  2,487                                            2,487
Prepaid expenses                                27                                               27
                                          --------        --------    ---------            --------
  Total current assets                       5,207             187         (8)                5,386

Net equipment and leasehold
  improvements                                 384              26         (9)     (5)          401

Software production costs                      824                         115     (7)          939
Goodwill                                         -                       1,151     (6)        1,151
Other assets                                   254               2                              256
                                          --------        --------    --------             --------

  Total assets                           $   6,669       $     215    $  1,249             $  8,133
                                          ========        ========     =======              =======

LIABILITIES AND SHAREHOLDERS' EQUITY

Note payable to bank                     $     245       $            $                    $    245
Note payable to related party                  100                                              100
Current installments of long-term
  debt                                         222                                              222
Accounts payable                               994             154          60     (8)        1,208
Accrued compensation and
  benefits                                     641                                              641
Customer advances and unearned
  revenue                                      757                                              757
Other liabilities                              146                                              146
                                          --------        --------    --------             --------
  Total current liabilities                  3,105             154          60                3,319
                                          --------        --------    --------             --------

Long-term debt, excluding current
  installments                               1,355                                            1,355

Preferred stock                                  -                       1,250     (4)        1,250
Common stock                                 1,974               7          (7)    (9)        1,974
Additional paid-in capital                  21,567                                           21,567
Accumulated deficit                        (21,332)             54         (54)    (9)      (21,332)
                                          --------        --------    --------             --------
  Total shareholders' equity                 2,209              61       1,189             $  3,459
                                          --------        --------    --------             --------
  Total liabilities and shareholders'
    equity                               $   6,669       $     215    $  1,249             $  8,133
                                          ========        ========     =======              =======

      See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

                    Barrister Information Systems Corporation

    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1. The accompanying pro forma condensed consolidated financial statements of Barrister Information Systems Corporation (the "Company") are presented to reflect the acquisition of Icon Technology LLC ("Icon"). On January 15, 1999, the Company acquired the assets of Icon in exchange for 2,500 shares of preferred stock which are convertible into 2,500,000 shares of common stock. The weighted average number of common shares outstanding used in the computation of the pro forma net earnings per common share assumes that the preferred stock has been converted. The unaudited pro forma condensed consolidated balance sheet as of December 25, 1998, gives effect to the acquisition as if it had occurred on December 25, 1998. The unaudited pro forma condensed consolidated statements of operations for the year ended March 31, 1998, and for the nine months ended December 25, 1998, give effect to the acquisition as if the transaction occurred on April 1, 1997, and April 1, 1998, respectively.

2. The acquisition is accounted for as a purchase. Accordingly, assets acquired and liabilities assumed are recorded at their estimated fair values at the date of acquisition. The pro forma financial statements reflect a preliminary allocation of the purchase price based on information presently available. The excess of the purchase price over the fair value of net assets acquired is recorded as goodwill and amortized over a period of 15 years. The pro forma adjustment represents amortization of certain intangible assets in connection with the acquisition as follows: a) the excess of the Icon purchase price over the fair market value of the net assets acquired totaling $1,151,000 and b) software capitalized at $115,000.

3. Represents compensation paid to Icon principals in excess of current compensation arrangements established with the Company.

4. Estimated value of the preferred shares issued in exchange for Icon's assets. The value was determined by taking an average of the market price of the Company's common stock three days before and after the January 15, 1999 acquisition date and then applying a discount based primarily on certain restrictions associated with the resale of the common shares.

5. Represents an adjustment to record assets at their estimated fair market value or assets retained by Icon on the date of acquisition.

6. Represents the excess of the Icon purchase price over the fair value of the net assets acquired. This intangible asset will be amortized using the straight-line method over a period of 7 years.

7. Estimated fair value of capitalized software which will be amortized over three years beginning January 1, 1999.

8.    Legal and professional fees incurred in connection with the transaction.

9.    Reflects the elimination of Icon's shareholders' equity.

c)    Exhibit No.       Description

      23.01             Consent of KPMG LLP, Independent Auditors

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BARRISTER INFORMATION SYSTEMS CORPORATION

Date: March 29, 1999          By:  /s/ Henry P. Semmelhack
                                   Henry P. Semmelhack
                                   Chairman, President and CEO